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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2018

EQT Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-3551 (Commission File Number)	25-0464690 (I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania (Address of principal executive offices)	15222 (Zip Code)

Registrant's telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

        On August 10, 2018, Equitrans Midstream Corporation (ETRN), a wholly owned subsidiary of EQT Corporation (EQT), filed with the U.S. Securities and Exchange Commission a registration statement on Form 10 (as amended, the Registration Statement) relating to the separation of ETRN from EQT (the Separation) via a distribution by EQT of 80.1% of the outstanding shares of common stock of ETRN to EQT's shareholders (the Distribution). On October 26, 2018, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the Separation and the Distribution and provides information regarding ETRN's business and management.

        The final information statement, dated October 26, 2018 (the Information Statement), is attached hereto as Exhibit 99.1.

        As further described in the Information Statement, EQT expects to distribute 0.80 shares of ETRN common stock for every one share of EQT common stock held as of the close of business on November 1, 2018, the record date for the Distribution. Subject to the satisfaction or waiver of the conditions for the Distribution, which are described in the Information Statement, the Distribution is expected to be effective at 11:59 p.m., Eastern Time, on November 12, 2018. ETRN's common stock is expected to begin trading on a "when-issued" basis on the New York Stock Exchange (NYSE) under the ticker symbol "ETRN-WI" on or about October 31, 2018, and trading "regular way" on the NYSE under the ticker symbol "ETRN" on November 13, 2018.

        The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

        The following are furnished as exhibits to this report:

Exhibit No.	Description
99.1	Information Statement of Equitrans Midstream Corporation, dated October 26, 2018

Cautionary Statements

        Disclosures in this current report on Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in EQT's filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2017 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, and the Registration Statement. Without limiting the generality of the foregoing, forward-looking statements contained in this current report on Form 8-K specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN, EQT and their subsidiaries, including whether the Separation, the Distribution, and the other transactions involving the Separation and the Distribution are completed, as expected or at all, and the timing of the Separation, the Distribution and such other transactions, including the timing of when ETRN's common stock will begin trading on the NYSE; whether the conditions to the Separation and the Distribution can be satisfied; whether the operational, financial and strategic benefits of the Separation and the Distribution can be achieved; and whether the costs and expenses of the Separation, the Distribution and the other transactions involving the Separation and the Distribution can be controlled within expectations. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT's control.

        Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION
By:	/s/ ROBERT J. MCNALLY
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer

Date: October 26, 2018

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  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES